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                                                                   EXHIBIT 10.1

                                FOURTH AMENDMENT
                                       TO
                      AMENDED AND RESTATED CREDIT AGREEMENT


         This Fourth Amendment to Amended and Restated Credit Agreement (this "Amendment"), made and entered into and is effective as of March 30, 1999, by and among O'Sullivan Industries, Inc., a Delaware corporation ("Industries"), O'Sullivan Industries Holdings, Inc., a Delaware corporation ("Holdings"; Industries and Holdings are sometimes referred to hereinafter individually and collectively as "Borrower"), NationsBank, N.A. (successor by merger to The Boatmen's National Bank of St. Louis), a national banking association ("NationsBank"), as a lender ("Lender") and NationsBank, as agent ("Agent").

                                    RECITALS:

A. Borrower, O'Sullivan - Virginia, Agent and Lender are the current parties to that certain Amended and Restated Credit Agreement by and among Borrower, O'Sullivan - Virginia, Agent, Lender and Wachovia Bank of Georgia, N.A. ("Wachovia"), a national banking association, as a lender, effective November 22, 1994, as amended by that First Amendment thereto, dated as of May 15, 1995, that Second Amendment thereto, dated as of December 29, 1995, that certain letter from Borrower to Lenders, dated June 24, 1996 and that certain Third Amendment thereto, dated as of June 13, 1997 (as it may be further amended, restated, extended, renewed, replaced, or otherwise modified from time to time, the "Loan Agreement") pursuant to which certain credit facilities were extended to Borrower.

C. Borrower, Agent and Lender desire, upon the terms and conditions set forth herein, to amend the Loan Agreement as provided herein.

         In consideration of the mutual covenants and promises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Borrower, Agent and Lender agree as follows:

1. DEFINITIONS. All capitalized terms used and not otherwise defined herein shall have the meanings given them in the Loan Agreement. Section and Exhibit references are to Sections and Exhibits of the Loan Agreement unless otherwise indicated.

2.       AMENDMENT TO LOAN AGREEMENT.

         2.1. ULTIMATE REVOLVING MATURITY DATE. The words "February 28, 2000" in the first sentence of Section 2.1.1 are deleted and replaced with the following: "February 28, 2001".

3. REPRESENTATIONS AND WARRANTIES OF BORROWER. Each Borrower hereby represents and warrants to Agent and Lender that (i) no consents are necessary from any third parties in connection with its execution, delivery or performance of the Amendment and related documents (collectively, the "Amendment Documents") to which it is a party, (ii) the Amendment Documents to which it is a party constitute the legal, valid and binding obligations of it, enforceable against it in accordance with their terms, except to the extent that the enforceability thereof against it may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or similar laws affecting the enforceability of creditors' rights generally or by equitable principles of general application (whether considered in an action at law or in equity), (iii) except as disclosed on the disclosure schedule attached to the Loan Agreement as
Exhibit 11, any supplemental disclosure schedules on any prior amendments to the Loan Agreement and the disclosure schedule attached to this Amendment as Exhibit A, all of the representations and warranties contained in Section 11, as amended by this Amendment, are true and correct in all material respects with the same force and effect as if made on and as of the date of this Amendment, except that with respect to the representations and warranties made regarding financial data in Section 11.11, such representations and warranties are hereby made


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with respect to the most recent Financial Statements and other financial data
(in the form required by the Loan Agreement) delivered by Borrower as required by the Loan Agreement, and (iv) there exists no Default or Event of Default under the Loan Agreement, as amended by this Amendment.

4. EFFECT ON LOAN DOCUMENTS. Except as specifically amended by the Amendment Documents, the Loan Documents shall remain in full force and effect and are hereby ratified and confirmed in all respects. The execution, delivery and effectiveness of the Amendment Documents shall not operate as a waiver of any right, power or remedy of Lenders or Agent under the Loan Documents, nor constitute a waiver of any provision of the Loan Documents except as specifically set forth herein. Upon the effectiveness of this Amendment, each reference in the Loan Agreement to "the Agreement", "hereunder", "hereof", "herein", or words of like import, shall mean and be a reference to the Loan Agreement, as amended hereby.

5. REAFFIRMATION. Each Borrower hereby ratifies, affirms, acknowledges, and agrees that the Loan Agreement (as amended by this Amendment) represents its valid, enforceable and collectible obligation, except to the extent that the enforceability thereof against it may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or similar laws affecting the enforceability of creditors' rights generally or by equitable principles of general application (whether considered in an action at law or in equity), and it further acknowledges that there are no existing claims, defenses, personal or otherwise, or rights of setoff whatsoever known to it with respect to any of the Loan Documents.

6. GOVERNING LAW. The Amendment Documents shall be governed by and construed in accordance with the laws and decisions of the State of Missouri without giving effect to the choice or conflicts of law principles thereunder.

7. SECTION TITLES. The section titles contained in this Amendment are and shall be without substance, meaning or content of any kind whatsoever and are not a part of the agreement between the parties hereto.

8. COUNTERPARTS; FACSIMILE TRANSMISSIONS. This Amendment may be executed in one or more counterparts and on separate counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Signatures to this Amendment may be given by facsimile or other electronic transmission, and such signatures shall be fully binding on the party sending the same.

9. INCORPORATION BY REFERENCE. Agent, Lender and Borrower hereby agree that all of the terms of the Loan Documents are incorporated in and made a part of this Amendment by this reference.

10.      STATUTORY NOTICE. The following notice is given pursuant to
Section 432.045 of the Missouri Revised Statutes; nothing contained in such notice will be deemed to limit or modify the terms of the Loan Documents or this
Amendment:

         ORAL AGREEMENTS OR COMMITMENTS TO LOAN MONEY, EXTEND CREDIT OR TO FORBEAR FROM ENFORCING REPAYMENT OF A DEBT INCLUDING PROMISES TO EXTEND OR RENEW SUCH DEBT ARE NOT ENFORCEABLE. TO PROTECT YOU (BORROWER(S) AND US (CREDITOR) FROM MISUNDERSTANDING OR DISAPPOINTMENT, ANY AGREEMENTS WE REACH COVERING SUCH MATTERS ARE CONTAINED IN THIS WRITING, WHICH IS THE COMPLETE AND EXCLUSIVE STATEMENT OF THE AGREEMENT BETWEEN US, EXCEPT AS WE MAY LATER AGREE IN WRITING TO MODIFY IT.

BORROWER, AGENT AND LENDER HEREBY AFFIRM THAT THERE IS NO UNWRITTEN ORAL CREDIT AGREEMENT BETWEEN ANY OF THEM WITH RESPECT TO THE SUBJECT MATTER OF THIS AMENDMENT.

         IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first above written.

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                                O'SULLIVAN INDUSTRIES, INC.



                                By:      /s/ Terry L. Crump
                                   -----------------------------------------
                                Name:    Terry L. Crump
                                     ---------------------------------------
                               Title:   Executive Vice President & CFO
                                      --------------------------------------


                                O'SULLIVAN INDUSTRIES HOLDINGS, INC.



                                By:      /s/ Terry L. Crump
                                   -----------------------------------------
                                Name:    Terry L. Crump
                                     ---------------------------------------
                                Title:   Executive Vice President & CFO
                                      --------------------------------------


                                NATIONSBANK, N.A., AS AGENT AND LENDER



                                By:      /s/ Scott Hartwig
                                   -----------------------------------------
                                Name:    Scott Hartwig
                                     ---------------------------------------
                                Title:   Senior Vice President
                                      --------------------------------------


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